SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 21, 2007

FOCUS ENHANCEMENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11860	04-3144936
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1370 Dell Avenue, Campbell, CA		95008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(408) 866-8300

NA
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On October 22, 2007, the Board of Directors of Focus Enhancements, Inc. (the “Corporation”) adopted, and on December 21, 2007 the stockholders of the Corporation approved, an amendment to the Focus Enhancements, Inc. Amended 2004 Stock Incentive Plan (the “2004 Plan”) to increase the number of shares of the Corporation’s Common Stock reserved for issuance under the 2004 Plan from 4,952,000 to 5,952,000. The amended 2004 Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title or Description

10.1	Focus Enhancements, Inc. Amended 2004 Stock Incentive Plan(1)

(1)           Represents executive compensation plans and arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS ENHANCEMENTS, INC.

Date: December 28, 2007	By:	/s/ Gary Williams
Gary Williams
Executive Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

10.1	Focus Enhancements, Inc. Amended 2004 Stock Incentive Plan(1)

(1)           Represents executive compensation plans and arrangements.